Exhibit 28







                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                            EMPLOYEES REPRESENTED BY
                        IBEW LOCAL 459 AND UWUA LOCAL 180

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended
                           December 31, 1998 and 1997